UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2010

Commission File Number 333-145882

Go Solar USA, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	27-1753019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue
Suite 2500
New Orleans, Louisiana	70170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (504) 582-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

Go Solar USA, Inc. (referred to in this Current Report on Form 8-K as “we” or the “Company”) desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  This report contains a number of forward-looking statements that reflect management’s current views and expectations with respect to our business, strategies, future results and events and financial performance.  All statements made in this annual report other than statements of historical fact, including statements that address operating performance, events or developments that management expects or anticipates will or may occur in the future, including statements related to future cash flows, revenues, profitability, adequacy of funds from operations, statements expressing general optimism about future operating results and non-historical information, are forward-looking statements.  In particular, the words “believe,” “expect,” “intend,” “ anticipate,” “estimate,” “may,” “will,” and variations of such words and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that a statement is not forward-looking.  These forward-looking statements are subject to certain risks and uncertainties, including those discussed below.  Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by the forward-looking statements contained herein.  We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below) and apply only as of the date of this report.  Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, the forward-looking statements contained herein.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” as filed in our 10-Q on September 15, 2010, and the risks discussed in our press releases and other communications to shareholders issued by us from time to time, which attempt to advise interested parties of the risks and factors that may affect our business.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 8.01:  OTHER EVENTS.

On October 14, 2010, we signed a Profit Participation Agreement (the “PPA”) with Yosion, a Chinese company.  Under the terms of the PPA, we will pay Yosion $5,000 per month for a term of six months in exchange for the right to receive 5% of the future net profits generated by Yosion.

In addition on October 14, 2010, we signed a Distribution Agreement (the “Distribution Agreement”) with Yosion.  Under the terms of the Distribution Agreement, we will have the exclusive right to promote, distribute and sell the Apple Peel 520 in North America for a period of three years.  The Distribution Agreement shall be automatically renewed for successive one year periods unless terminated by either party no later than 90 days prior to the renewal date.

ITEM 9.01:  EXHIBITS

Exhibits

Exhibit Number	Description

2.5	Profit Participation Agreement, dated October 14, 2010, by and between Go Solar USA, Inc. and Yosion

2.6	Distribution Agreement, dated October 14, 2010, by and between Go Solar USA, Inc. and Yosion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Go Solar USA, Inc.

Date: October 26, 2010	By:	/s/ Tyson Rohde
Tyson Rohde Chief Executive Officer